Exhibit 32.2
SECTION 1350 CERTIFICATION
I, David McKinstray, Chief Financial Officer, WK Kellogg Co, hereby certify, on the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(1)the Annual Report on Form 10-K of WK Kellogg Co for the period ended December 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WK Kellogg Co.

/s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer
A signed copy of this original statement required by Section 906 has been provided to WK Kellogg Co and will be retained by WK Kellogg Co and furnished to the Securities and Exchange Commission or its staff on request.
Date: March 8, 2024